ASSIGNMENT AND ASSUMPTION AGREEMENT
on right of demand and assumption of debt

Aktobe city, Kazakhstan **13 August 2009**

"BEKEM METALS, INC.", hereinafter referred to as **"Bekem"** or "Lender", represented by its President Kudabayev Y.A., acting on the basis of the company's foundational documents,

"Kyzyl Kain Mamyt" LLP, represented by its Acting Director Akhmetov D.S., acting on the basis of the company's charter, hereinafter referred to as **"KKM"**,

"GRK Koitas" LLP, hereinafter referred to as **"Koitas"**, represented by its General Director Tuleuov D.T., acting on the basis of the company's charter, and

"Latimer Assets Inc." hereinafter referred to as **"Latimer"** or "Borrower", represented by its Director Wolfgang Out, acting on the basis of the company's foundational documents.

hereinafter collectively referred to as "**Parties**" and separately as the "**Party**", have signed this Agreement as following agreement.

Recitals

- Bekem and Latimer concluded a Loan Agreement dated 22 May 2008, as amended by Addendum No. 1 dated 19 June 2008 (said Loan Agreement, together with Addendum No. 1 are collectively referred to herein as the "Loan Agreement" unless the context shall otherwise indicate).
- Pursuant to the Loan Agreement, as of the date of this Agreement, Latimer owes Bekem **$15,140,828 (fifteen million one hundred forty thousand eight hundred and twenty eight)** US Dollars.
- KKM is a wholly-owned subsidiary of Bekem.
- Latimer is a major interest holder of Koitas.
- KKM and Koitas are familiar with and understand the terms and conditions of the Loan Agreement.

The Parties therefore agree as follows:

1. Obligations under Loan Agreement

1.1. The Parties agreed that interest indicated in the Loan Agreement is not charged by the Lender starting from March 31, 2009 and paragraph 1.2 of clause 1 of the Loan Agreement is no longer obligatory.

1.2. As of the date of signing of this Agreement the debt amount owed by the Borrower to the Lender is **US $15,140,828 (fifteen million one hundred forty thousand eight hundred and twenty eight).**

1.3. The Parties have agreed to amend clause 2.3. in article 2 of the Loan Agreement and hereby establish that the debt amount and repayment of the debt amount by the Borrower to the Lender will be in Tenge at the exchange rate fixed by the National Bank of the Republic of Kazakhstan on the date of signing of this Agreement (150.78 Tenge per 1 US$), which is **2,282,934,046 (two billion two hundred eighty two million nine hundred thirty four thousand forty six) Tenge**.

2. Assignment of right of demand from Bekem to KKM

2.1. Bekem hereby assigns to KKM its right to demand from Latimer repayment of the Loan in the amount of **2,282,934,046 (two billion two hundred eighty two million nine hundred thirty four thousand forty six) Tenge** in accordance with the terms and conditions of the Loan Agreement and KKM is vested with all rights and interests of the Lender under the Loan Agreement.

2.2. Latimer and Koitas agree with the conditions of this Agreement and hereby consent and agree to the assignment of the right of demand under the Loan Agreement from Bekem to KKM.

2.3. BEKEM assigns to KKM the right of demand of the pledge under the Pledge Agreement No. 20-05-08KT dated 22 May 2008 made by and between Bekem, Koitas, "ASIA-INVEST" Corporation" LLP and KKM, as amended by Addendum No.1 to the Pledge Agreement dated June 19, 2008 (the foregoing Pledge Agreement and Addendum No. 1 to the Pledge Agreement are collectively referred to herein as the "Pledge Agreement" unless the context of the Agreement indicates otherwise.)

2.4. On the date of the signing of this Agreement, Bekem shall submit to KKM the following documents:

2.4.1. original of the Loan Agreement as of 22 May 2008 made by Bekem and Latimer;

2.4.2. original of the Addendum No. 1 as of 19 June 2008 to the Loan Agreement as of 22 May 2008 between Bekem and Latimer;

2.4.3. 2.4.4. original of the reconciliation report as of 13 August, 2009 between Bekem and Latimer under the Loan Agreement as of 22 May 2008;

2.4.4. original of the Pledge Agreement No. 20-05-08KT as of 22 May 2008 between Bekem, Koitas, "ASIA-INVEST" Corporation" LLP and KKM;

2.4.5. original of Addendum No. 1 as of 19 June 2008 to the Pledge Agreement No. 20-05-08KT as of 22 May 2008 between Bekem, Koitas, "ASIA-INVEST" Corporation" LLP and KKM.

2.5. As consideration for the assignment of rights under the present Agreement KKM undertakes to pay to Bekem **US $14,900,000 (fourteen million nine hundred thousand)** by 13 August 2010 or other date mutually agreed by KKM and Bekem.

3. Assignment and assumption of debt from Latimer to Koitas

3.1. Effective as of the date of signing of this Agreement, Latimer hereby transfers to Koitas and Koitas hereby assumes all of the rights, duties, obligations and liabilities of the Borrower under the Loan Agreement to the extent and consistent with the terms and conditions provided therein, including the obligation to repay the Loan in the amount of **2,282,934,046 (two billion two hundred eighty two million nine hundred thirty four thousand forty six) Tenge** by transfer of funds to the bank account of KKM.

3.2. Bekem and KKM hereby agree and consent to the assignment and assumption by Koitas of the rights, duties, obligations and liabilities of the Borrower under the Loan Agreement, as set forth in more detail in Section 3.1 of this Agreement.

3.3. On the date of the signing of this Agreement, Latimer undertakes to submit to Koitas the following documents:

3.3.1. original of the Loan Agreement as of 22 May 2008 made by Bekem and Latimer;

3.3.2. original of the Addendum No. 1 as of 19 June 2008 to the Loan Agreement as of 22 May 2008 between Bekem and Latimer;

3.3.3. 3.3.4. original of the reconciliation report as of 13 August 2009 between Bekem and Latimer under the Loan Agreement as of 22 May 2008 ;

3.3.4. original of the Pledge Agreement No. 20-05-08KT as of 22 May 2008 between Bekem, Koitas, "ASIA-INVEST" Corporation" LLP and KKM;

3.3.5. original of the Addendum No. 1 as of 19 June 2008 to Pledge Agreement No. 20-05-08KT as of 22 May 2008 between Bekem, K oitas, "ASIA-INVEST" Corporation" LLP and KKM.

3.4. In consideration of the assumption by Koitas of the rights, duties, obligations and liabilities of the Borrower under the Loan Agreement, Latimer hereby undertakes to reimburse Koitas the amount of **US $15,140,828 (fifteen million one hundred forty thousand eight hundred and twenty eight)** by 13 August 2010.

3.5. The debt amount of Koitas is subject to indexation on the date of repayment according to the following formula:

$S2 = S1 \times E2 / E1$ where

S2 – adjusted amount to be paid;

S1 – amount subject to adjustment (the amount specified in clauses 1.3., 2.1. and 3.1. of this Agreement);
E2 – official Tenge/ USD exchange rate fixed by the National Bank of the Republic of Kazakhstan on the day of payment;
E1 – official Tenge/ USD exchange rate fixed by the National Bank of the Republic of Kazakhstan on the day of signing of this Agreement.

4. Miscellaneous

4.1. The present Agreement becomes effective on the date of its signing by the Parties and is valid until each Party performs their obligations in full.

4.2. The present Agreement is the integral part of the Loan Agreement.

4.3. The Parties hereby agree to amend clause 2.2. in article 2 of the Loan Agreement and hereby establish that the debt amount shall be repaid by Koitas by transfer of funds to the bank account KKM.

4.4. The Parties hereby agree to amend clause 6.2. in article 6 of the Loan Agreement and hereby establish that in case of any disputes hereunder or under the Loan Agreement the Parties will be guided by the effective legislation of the Republic of Kazakhstan, and the body adjudicating disputes will be the competent court of the Republic of Kazakhstan.

4.5. Changes and amendments to the present Agreement shall be made upon mutual agreement of the Parties in writing and signed by the authorized persons of the Parties.

4.6. The present Agreement is made in Russian and English in four counterparts having equal legal force, two copies for each Party. In the event of a discrepancy between the Russian and English versions of this Agreement, and in the event the Parties cannot reach mutual agreement as to a resolution of the discrepancy, the Parties agree to submit the matter to an independent international legal company, mutually agreeable to the Parties, for a determination of the intent of the Parties based upon principles of equity and fairness.

4.7. Details of the bank accounts of the Parties are indicated in Appendix 1 to the present Agreement which is an integral part of the present Agreement.

5. Details and signatures of the Parties

"Kyzyl Kain Mamyt" LLP
Aktyubinsk oblast, Kargalinski district
Badamsha, Abylkhair Khan Street 20

Akhmetov D.S. ____________
Acting Director

"GRK Koitas" LLP
Aktyubinsk oblast, Aktobe
12 mcd, building 21D, apt. 16

Tuleuov D.T. ____________ 15.09.2009г.
General Director

"Bekem Metals Inc."
USA, Utah, 257 East 200 South, Suite 340,
Salt Lake City, UT 84111.

BEKEM METALS, INC.
Kudabaev Y. ____________
President

"Latimer Assets Inc."
Vanterpool Plaza, Wockhams Cay 1, 2-nd
Floor, Road Town, Tortola,
British Virgin Islands

Wolfgang Out____________
Director

LATIMER ASSETS INC.